Note 7 - Other Assets (Detail) - Components of Other Assets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
FHLB stock	$ 1,887	$ 1,887
Accrued interest	2,163	2,234
Deferred tax asset, net	181	621
Prepaid federal deposit insurance	513	977
Other Real Estate Owned	1,846	2,196
Other	1,460	2,128
Total	8,051	10,043
Investment Securities [Member]
Accrued interest	1,032	1,185
Loans [Member]
Accrued interest	$ 1,132	$ 1,049